UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 10, 2025

NeuroOne Medical Technologies Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-40439	27-0863354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7599 Anagram Dr., Eden Prairie, MN 55344

(Address of principal executive offices and zip code)

952-426-1383

(Registrant’s telephone number including area code)

(Registrant’s former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NMTC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 10, 2025, NeuroOne Medical Technologies Corporation (the “Company”) issued a press release announcing certain preliminary financial results, including unaudited revenue for the first fiscal quarter 2025 ended December 31, 2024. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. These preliminary estimates are not a comprehensive statement of the Company’s financial results for the quarter ended December 31, 2024 and have not been audited, reviewed, or compiled by its independent registered public accounting firm. The Company’s actual results may differ from these estimates due to the completion of the Company’s year-end closing and auditing procedures.

The foregoing information in this Item 2.02 (including the exhibit hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure

On January 10, 2025, the Company posted an updated corporate presentation to its website at https://nmtc1.com/investors, which the Company may use from time to time in communications or conferences. A copy of the corporate presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Item 7.01 (including the exhibit hereto) is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

This Item 7.01 and Exhibit 99.2 hereto contain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are based on current expectations and are not guarantees of future performance. Further, the forward-looking statements are subject to the limitations listed in Exhibit 99.2 and in the other reports of the Company filed with the Securities and Exchange Commission, including that actual events or results may differ materially from those in the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated January 10, 2025
99.2	Corporate Presentation, dated January 2025.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROONE MEDICAL TECHNOLOGIES CORPORATION
Dated: January 10, 2025
	By:	/s/ David Rosa
David Rosa
Chief Executive Officer

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